                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                                       06-1504091
           --------                                       ----------
(state of incorporation or organization)       (IRS Employer Identification No.)


12 E. Broad Street, Hazleton, Pennsylvania      18201
------------------------------------------      -----
(Address of principal executive offices)        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[   ]
      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[ X ]
      Securities Act registration statement file number to which this form relates: 333-43281.
         ---------

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK PAR VALUE $.01 PER SHARE(1)
                     ---------------------------------------
                                (Title of class)

(1) Common stock previously registered under Section 12(b) of the Act and previously listed on the American Stock Exchange.

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      Incorporated by reference to the portion of the information contained in the section captioned - "Description of Capital Stock of the Company," filed on February 24, 1998 as part of the Prospectus filed pursuant to Rule 424(b)(3).

ITEM 2.     EXHIBITS.

      1. Copies of all constituent instruments defining the rights of all the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders.

            (a)   Certificate of Incorporation

                  Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, No. 333-43281, filed on December 24, 1997.

            (b)   Bylaws

                  Incorporated by reference to Exhibit 3.2 to Registrant's Form 10-Q as filed on February 14, 2001.

      2. A copy of the security to be registered hereunder is incorporated by reference to Exhibit 4.0 to Registrant's Registration Statement on Form S-1, No. 333-43281, filed on December 24, 1997.

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                                --------------------------------------
                                (Registrant)


                                Date: July 31, 2002


                                By: /s/ E. Lee Beard
                                    -----------------------------------------
                                    E. Lee Beard
                                    President and Chief Executive Officer